SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                ________________

                               December 17, 1996
                Date of Report (Date of Earliest Event Reported)

                        NORTH FORK BANCORPORATION, INC
     ------------------------------------------------------------------------
               Exact Name of Registrant as Specified in Charter

             Delaware                0-1280                36-315468
        ----------------        ----------------      ------------------
         (State or Other        (Commission File       (I.R.S. Employer
           Jurisdiction              Number)          Identification No.)
        of Incorporation)

                             275 Broad Hollow Road
                              Melville, New York
                   (Address of Principal Executive Offices)

                                     11747
                                  (Zip Code)

                                (516) 298-5000
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS

     (a)       Financial Statements of the Business Acquired.

               Not applicable.

     (b)       Pro Forma Financial Information.

               Not applicable.

     (c)       Exhibits.

                    99.1      Press Release of North Fork
                              Bancorporation, Inc., dated December 17,
                              1996.



                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTH FORK BANCORPORATION, INC.

                                        By: /s/ Daniel M. Healy
                                           ----------------------------
                                           Name:  Daniel M. Healy
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

     Date:  December  17, 1996